Supplement to the
Fidelity® International High Dividend ETF
March 1, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.18% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.18%
AAdjusted to reflect current fees.

1 year	$18
3 years	$58
5 years	$101
10 years	$230

IHD-SUSTK-1123-100 1.9911181.100	November 10, 2023